Exhibit 21.1

CNL Healthcare Properties, Inc.

Subsidiaries of the Registrant

All entities were formed in Delaware, unless otherwise noted, and all entities do business under the name listed, unless otherwise noted.

1.	CHP Auburn WA Owner, LLC

2.	CHP Auburn WA Tenant Corp. (d/b/a Prestige Senior Living Auburn Meadows) in Washington

3.	CHP Batesville Healthcare Owner, LLC

4.	CHP Bay Medical CA MOB Owner, LLC

5.	CHP Beaumont TX Surgical owner, LLC

6.	CHP Beaverton OR Owner, LLC

7.	CHP Beaverton OR Tenant Corp. (d/b/a Prestige Senior Living Beaverton Hills) in Oregon

8.	CHP Bend-High Desert OR Owner, LLC

9.	CHP Bend-High Desert OR Tenant Corp. (d/b/a Prestige Senior Living High Desert) in Oregon

10.	CHP Billings MT Owner, LLC

11.	CHP Billings MT Tenant Corp. (d/b/a MorningStar of Billings) in Montana

12.	CHP Boise ID Owner, LLC

13.	CHP Boise ID Tenant Corp. (d/b/a MorningStar of Boise) in Idaho

14.	CHP Broadway Healthcare Owner, LLC

15.	CHP Calvert MOB Owner, LLC

16.	CHP Central Wing Annex MOB Owner, LLC

17.	CHP Chestnut Commons OH MOB Owner, LLC

18.	CHP Chula Vista CA MOB Owner, LLC

19.	CHP Claremont CA Owner, LLC

20.	CHP Claremont Holding, LLC

21.	CHP Clyde NC MOB Owner, LLC

22.	CHP Coral Springs FL MOB Owner, LLC

23.	CHP Corvallis-West Hills OR Owner, LLC

24.	CHP Corvallis-West Hills OR Tenant Corp. (d/b/a Prestige Senior Living West Hills) in Oregon

25.	CHP Dunkirk MOB Owner, LLC

26.	CHP Escondido CA MOB Owner, LLC

27.	CHP Glendale CA MOB Owner, LLC

28.	CHP GP, LLC

29.	CHP Gresham-Huntington Terrace OR Owner, LLC

30.	CHP Gresham-Huntington Terrace OR Tenant Corp. (d/b/a Prestige Senior Living Huntington Terrace) in Oregon

31.	CHP Hospital Holding, LLC

32.	CHP Houston TX Hospital Land Owner, LLC

33.	CHP Houston TX Hospital Owner, LLC

34.	CHP Houston TX MOB Owner, LLC

35.	CHP Huntersville NC MOB Parent, LLC

36.	CHP Huntersville NC MOB Owner, LLC

37.	CHP Hurst TX Surgical Owner, LLC

38.	CHP Idaho Falls ID Owner, LLC

39.	CHP Idaho Falls ID Tenant Corp. (d/b/a MorningStar of Idaho Falls) in Idaho

40.	CHP Isle at Cedar Ridge TX Owner, LLC

41.	CHP Isle at Cedar Ridge TX Tenant Corp. (d/b/a Isle at Cedar Ridge) in Texas

42.	CHP Isle at Watercrest-Bryan TX Owner, LLC

43.	CHP Isle at Watercrest-Bryan TX Tenant Corp. (d/b/a Isle at Watercrest-Bryan) in Texas

44.	CHP Isle at Watercrest-Mansfield TX Owner, LLC

45.	CHP Isle at Watercrest-Mansfield TX Tenant Corp. (d/b/a Isle at Watercrest-Mansfield) in Texas

46.	CHP Jasper AL Owner, LLC

47.	CHP Jasper AL Tenant Corp. (d/b/a Harborchase of Jasper)

48.	CHP Jefferson Commons Condo MOB Owner, LLC

49.	CHP Jonesboro Healthcare Owner, LLC

50.	CHP Katy TX Member, LLC

51.	CHP Knoxville Plaza A MOB Owner, LLC

52.	CHP Knoxville Plaza B MOB Owner, LLC

53.	CHP Las Vegas NV Rehab Owner, LLC

54.	CHP Lancaster OH MOB Owner, LLC

55.	CHP Layton UT Owner, LLC

56.	CHP Layton UT Tenant Corp. (d/b/a Fairfield Village of Layton and Fairfield Village Rehabilitation) in Utah

57.	CHP Leawood KS MOB Owner, LLC

58.	CHP Legacy Ranch TX Owner, LLC

59.	CHP Legacy Ranch TX Tenant Corp. (d/b/a Legacy Ranch)

60.	CHP Lincoln Plaza AZ MOB Owner, LLC

61.	CHP Longview-Monticello Park WA Owner, LLC

62.	CHP Longview-Monticello Park WA Tenant Corp.

63.	CHP Magnolia Healthcare Owner, LLC

64.	CHP Margate FL Medical Arts Owner, LLC

65.	CHP Margate FL Medical Park Owner, LLC

66.	CHP Matthews NC MOB Parent, LLC

67.	CHP Matthews NC MOB Owner, LLC

68.	CHP Medford-Arbor Place OR Owner, LLC

69.	CHP Medford-Arbor Place OR Tenant Corp. (d/b/a Prestige Senior Living Arbor Place Memory Care and Prestige Senior Living Arbor Place) in Oregon

70.	CHP Medical Arts MOB Owner, LLC

71.	CHP MetroView-Charlotte NC MOB Parent, LLC

72.	CHP MetroView-Charlotte NC MOB Owner, LLC

73.	CHP Midtown-Charlotte NC MOB Parent, LLC

74.	CHP Midtown-Charlotte NC MOB Owner, LLC

75.	CHP Mine Creek Healthcare Owner, LLC

76.	CHP Mishawaka IN Rehab Owner, LLC

77.	CHP MOB Holding, LLC

78.	CHP Montecito Partners I, LLC

79.	CHP NC-GA MOB Parent, LLC

80.	CHP Newburyport MA MOB Owner, LLC

81.	CHP North Mountain AZ MOB Owner, LLC

82.	CHP Ohio MOB Holding, LLC

83.	CHP Oklahoma City OK Rehab Owner, LLC

84.	CHP Park at Plainfield IL Owner, LLC

85.	CHP Park at Plainfield IL Tenant Corp. (d/b/a HarborChase of Plainfield) in Illinois

86.	CHP Partners, LP

87.	CHP Presbyterian-Charlotte NC MOB Parent, LLC

88.	CHP Presbyterian-Charlotte NC MOB Owner, LLC

89.	CHP Raider Ranch TX Owner, LLC

90.	CHP Raider Ranch TX Senior Housing Owner, LLC

91.	CHP Raider Ranch TX Tenant Corp. (d/b/a The Isle at Raider Ranch) in Texas

92.	CHP Rome GA MOB Owner, LLC

93.	CHP Salem-Orchard Heights OR Owner, LLC

94.	CHP Salem-Orchard Heights OR Tenant Corp. (d/b/a Prestige Senior Living Orchard Heights Memory Care and Prestige Senior Living Orchard Heights) in Oregon

95.	CHP Salem-Southern Hills OR Owner, LLC

96.	CHP Salem-Southern Hills OR Tenant Corp.

97.	CHP Searcy Healthcare Owner, LLC

98.	CHP Senior Living Net Lease Holding, LLC

99.	CHP Shorewood WI Owner, LLC

100.	CHP Shorewood WI Tenant Corp.

101.	CHP SL Owner Holding I, LLC

102.	CHP SL Owner Holding II, LLC

103.	CHP South Bay Partners I, LLC

104.	CHP Sparks NV Owner, LLC

105.	CHP Sparks NV Tenant Corp.

106.	CHP Spivey I-Jonesboro GA MOB Owner, LLC

107.	CHP Spivey II-Jonesboro GA MOB Owner, LLC

108.	CHP Springs TX Owner, LLC

109.	CHP Springs TX Tenant Corp. (d/b/a The Springs) in Texas

110.	CHP Tega Cay SC Owner, LLC

111.	CHP Tega Cay SC Tenant Corp.

112.	CHP Tillamook-Five Rivers OR Owner, LLC

113.	CHP Tillamook-Five Rivers OR Tenant Corp. (d/b/a Prestige Senior Living Five Rivers) in Oregon

114.	CHP Town Village OK Owner, LLC

115.	CHP Town Village OK Tenant Corp.

116.	CHP TRS Holding, Inc.

117.	CHP Tualatin-Riverwood OR Owner, LLC

118.	CHP Tualatin-Riverwood OR Tenant Corp. (d/b/a Prestige Senior Living Riverwood) in Oregon

119.	CHP Vancouver-Bridgewood WA Owner, LLC

120.	CHP Vancouver-Bridgewood WA Tenant Corp.

121.	CHP Watercrest at Bryan TX Owner, LLC

122.	CHP Watercrest at Bryan TX Tenant Corp. (d/b/a CHP Watercrest at Bryan TX Tenant Corp.) in Texas

123.	CHP Watercrest at Katy TX Owner, LLC

124.	CHP Watercrest at Katy TX TRS Corp.

125.	CHP Watercrest at Mansfield Holding, LLC

126.	CHP Watercrest at Mansfield TX Owner, LLC

127.	CHP Watercrest at Mansfield TX Tenant Corp. (d/b/a Watercrest at Mansfield) in Texas

128.	CHP Westville IN MOB Owner, LLC

129.	CHP Yelm-Rosemont WA Owner, LLC

130.	CHP Yelm-Rosemont WA Tenant Corp. (d/b/a Prestige Senior Living Rosemont) in Washington

131.	CHT Aberdeen SD Senior Living, LLC

132.	CHT Acworth GA Owner, LLC

133.	CHT Acworth GA Tenant Corp. (d/b/a Dogwood Forest of Acworth) in Georgia

134.	CHT Billings MT Senior Living, LLC

135.	CHT Brookridge Heights MI Owner, LLC

136.	CHT Brookridge Heights MI Tenant Corp.

137.	CHT Casper WY Senior Living, LLC

138.	CHT Council Bluffs IA Senior Living, LLC

139.	CHT Curry House MI Owner, LLC

140.	CHT Curry House MI Tenant Corp.

141.	CHT Decatur IL Senior Living, LLC

142.	CHT GCI Partners I, LLC

143.	CHT Grand Island NE Senior Living, LLC

144.	CHT Harborchase Assisted Living Owner, LLC

145.	CHT Harborchase TRS Tenant Corp. (d/b/a Harborchase of Villages Crossing) in Florida

146.	CHT Lima OH Senior Living, LLC

147.	CHT Mansfield OH Senior Living, LLC

148.	CHT Marion OH Senior Living, LLC

149.	CHT SL IV Holding, LLC

150.	CHT Symphony Manor MD Owner, LLC

151.	CHT Symphony Manor MD Tenant Corp.

152.	CHT Tranquility at Fredericktowne MD Owner, LLC

153.	CHT Tranquility at Fredericktowne MD Tenant Corp.

154.	CHT Windsor Manor AL Holding, LLC

155.	CHT Windsor Manor TRS Corp.

156.	CHT Woodholme Gardens MD Owner, LLC

157.	CHT Woodholme Gardens MD Tenant Corp.

158.	CHT Zanesville OH Senior Living, LLC

159.	Grinnell IA Assisted Living Owner, LLC

160.	Grinnell IA Assisted Living Tenant, LLC

161.	Indianola IA Assisted Living Owner, LLC

162.	Indianola IA Assisted Living Tenant, LLC

163.	Nevada IA Assisted Living Owner, LLC

164.	Nevada IA Assisted Living Tenant, LLC

165.	Vinton IA Assisted Living Owner, LLC

166.	Vinton IA Assisted Living Tenant, LLC

167.	Webster City IA Assisted Living Owner, LLC

168.	Webster City IA Assisted Living Tenant, LLC